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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 or 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

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                        DATE OF REPORT: November 2, 1998

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                       SUN TELEVISION AND APPLIANCES, INC.
             (Exact Name of Registrant as specified in its charter)


        Ohio                        0-19269                     31-1178151
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(State or other              (Commission File No.)             (IRS Employer
jurisdiction of                                           Identification Number)
incorporation or
organization)

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                                 6600 Port Road
                              Groveport, Ohio 43125
                                 (614) 492-5600
               (Address, including zip code, and telephone number
        including area code of Registrant's principal executive offices)

                             ----------------------

                                 Not Applicable
             (Former name or address, if changed since last report)

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ITEM 2. BANKRUPTCY OR RECEIVERSHIP

         On November 2, 1998, Sun Television and Appliances, Inc. (the "Company") announced that after an exhaustive review of its strategic alternatives to reorganize, sell or liquidate, it has decided to liquidate.

         A copy of the press release issued by the Company on November 2, 1998, reporting the decision to liquidate, is filed herewith as Exhibit 99.1 and incorporated herein by reference.

ITEM 5. OTHER EVENTS

         In a separate matter, Macy T. Block retired from the Board of Directors of the Company, effective October 15, 1998. Mr. Block co-founded the company with his brother in 1949 and led the management team as Chairman of the Board and Chief Executive Officer until his retirement from day-to-day activities in August 1995.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

      (c) Exhibits.


         Exhibit No.                         Description

            99.1       News Release of Sun Television and Appliances, Inc. dated
                       November 2, 1998.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            SUN TELEVISION AND APPLIANCES, INC.



Date: November 3, 1998                      By: /s/ Dennis L. May
                                                --------------------------------
                                                Dennis L. May, President



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